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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): (April 27, 2006) May 3, 2006

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                                   ONEIDA LTD.
             (Exact name of registrant as specified in its charter)

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

            New York                           1-5452                          15-0405700
(State or other jurisdiction of       (Commission File Number)      (IRS Employer Identification No.)
         incorporation)

163-181 Kenwood Avenue, Oneida, New York                                          13421
(Address of principal executive offices)                                        (Zip Code)

       Registrant's telephone number, including area code: (315) 361-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 8.01.     OTHER EVENTS

               The Company filed a petition under chapter 11 in the Bankruptcy Court for the Southern District of New York on March 19, 2006. The Company also entered into an agreement with various lenders for $40 million in Debtor-in- Possession financing (`DIP') on March 21, 2006. Pursuant to the DIP agreement, the Company provided its unaudited financial statements for the year ended January 28, 2006 to the DIP lenders on April 27, 2006. Those financial statements are attached as Exhibit 99.2.

ITEM 9.01.     FINANCIAL STATEMENTS & EXHIBITS.

               (c.)     Exhibits

                        EXHIBIT 99.1 Unaudited financial statements for the fiscal year ended January 28, 2006.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ONEIDA LTD.

                                             By: /s/ ANDREW G. CHURCH
                                                 --------------------
                                                     Andrew G. Church
                                                     Senior Vice President &
                                                     Chief Financial Officer

Dated: May 3, 2006